EXHIBIT 10.34




      NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.


              CORRECTED CONVEYANCE OF OVERRIDING ROYALTY INTEREST


    For a good and valuable consideration, the receipt of which is hereby acknowledged, South Texas Oil Company, a Nevada corporation, with headquarters located at 769 Highway 95N, Bastrop, TX 78602 ("Grantor") does hereby grant, bargain, sell, transfer, assign and convey to The Longview Fund, L.P. ("Grantee"), a California limited partnership, whose address is c/o Viking Asset Management, LLC, 600 Montgomery Street, 44th Floor, San Francisco, CA 94111, Attention: Michael Rudolph, an overriding royalty interest (the "Overriding Royalty") equal to 2.25% of the Applicable Percentage (defined below) of the oil, gas and other minerals in, under and that may be produced from the lands (a) described in Exhibit "A" attached hereto and made a part hereof or (b) covered by the oil and gas leases described in such Exhibit "A" (collectively the "Subject Lands"), commencing at the Effective Time (defined below) and at all times thereafter. As used herein, the terms (i) "Subject Leases" refers to the oil and gas leases described in Exhibit "A", (ii) "Working Interest" and "WI" mean the cost bearing percentage interest that the owner thereof must bear relative to 100% of all costs to explore, develop, and produce oil and/or gas from the applicable portion of the Subject Lands, and
(iii) "Applicable Percentage" shall mean, with respect to each portion of Subject Lands identified on Exhibit "A", the percentage set forth on such Exhibit "A" as the "Working Interest," as the same may be increased, but not decreased, from time to time in an amount equal to any increase in Grantor's Working Interest in such Subject Lands, whether by purchase or otherwise.

    It is understood and agreed that this Corrected Conveyance of Overriding Royalty is conveyed by Grantor to Grantee out of Grantor's interest (such interest, subject to the Overriding Royalty, being herein called the "Burdened Interest") in the Subject Leases insofar as they cover Subject Lands, such Overriding Royalty shall be equal to 2.25% of the Applicable Percentage of the oil, gas and other minerals in, under and that may be produced from the Subject Lands, commencing at the Effective Time and at all times thereafter, in lieu of, and not in addition to, the Conveyance of Overriding Royalty Interest between the same parties dated as of April 1, 2008, and filed on April 3, 2008, and shall not be reduced for any reason, including, without limitation, the same shall not be reduced if the undivided interest of Grantor in a Subject Lease is less than the entire interest in such Subject Lease (or is less than the interest, if any, stated on Exhibit "A" with respect to such Subject Lease) or if the interest in oil, gas and other minerals underlying any portion of the Subject Lands which is covered by a particular Subject Lease (or group of Subject Leases) is less than the entire interest in the oil, gas and other minerals underlying such portion of the Subject Lands, or if the share of production from any portion of Subject Lands to which Grantor is entitled by virtue of its ownership interest in the Subject Leases is less than the Applicable Percentage set forth on Exhibit "A" for such portion of the Subject Lands.

    TO HAVE AND TO HOLD the Overriding Royalty unto Grantee, its successors and
assigns forever.   The  Overriding  Royalty  herein  conveyed, and the Burdened
Interest of Grantor, shall be subject to the following provisions:

    1. Grantor shall have the obligation to market, or cause to be marketed, the oil, gas and other minerals produced from the Subject Lands and attributable to the Overriding Royalty (the "ORRI Hydrocarbons") on behalf of and for the account of Grantee in arm's-length transactions with reputable purchasers in accordance with prudent business judgment, with each such sale to be: (i) upon terms and conditions which are the best terms and conditions reasonably available taking into account all relevant circumstances, including without limitation, price, quality of production, access to markets or lack thereof, minimum purchase guarantees, identify of purchaser and length of commitment, (ii) upon terms and conditions at least as favorable as (a) Grantor obtains for the share of oil, gas and/or other minerals attributable to the Burdened Interest in the Subject Lands to which such sale relates, (b) Grantor obtains for its interest in other oil, gas and/or other minerals which are of comparable type and quality and which are produced in the same area as the
Subject Lands to which such sale relates, and (c) those obtained by any Affiliates (below defined) of Grantor for oil, gas and/or other minerals produced from the Subject Lands to which such sale relates or from lands in the same area, and (iii) made to a party who is not an Affiliate of Grantor. As used herein, "Affiliate" shall mean, with respect to any person or entity, another person or entity that, directly or indirectly, (a) has an equity interest in that person or entity, (b) has a common ownership with that person or entity, (c) controls that person or entity, (d) is controlled by that person or entity or (e) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. Grantor shall duly perform all obligations performable by it under production sales contracts under which ORRI Hydrocarbons are sold and shall take all appropriate measures to enforce the performance under each such production sales contract of the obligations of the other parties thereto.

    2. Grantor does hereby represent and warrant to Grantee (i) that Grantor owns the interests specified in Exhibit "A" hereto in and to the Subject Leases (and Grantor has good and marketable title to such interests, free of liens and encumbrances, except liens and encumbrances in favor of Viking Asset Management, LLC on its own behalf and in its capacity as collateral agent),
(ii) that Grantor has good right and authority to sell and convey the Overriding Royalty, and (iii) that this Conveyance of Overriding Royalty Interest ("this Conveyance") vests in Grantee good and marketable title to the Overriding Royalty free of liens and encumbrances. Grantor hereby covenants and agrees to use its reasonable best efforts to rectify any defects in its title to the interests specified in Exhibit "A" hereto, and otherwise to cause the foregoing representations and warranties to be true and correct in all respects (without giving effect to the exception set forth in the clause at the end of the immediately preceding sentence), to the extent reasonably possible. Grantor hereby binds itself to warrant and forever defend, all and singular, title to the Overriding Royalty unto Grantee, its successors and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. This Conveyance is made with full substitution and subrogation of Grantee in and to all covenants and warranties by others heretofore given or made.

    3. Grantor shall be obligated to explore, develop, operate and maintain the Burdened Interest as would a prudent operator. As to any portions of the Burdened Interest as to which Grantor is not the operator, Grantor shall take all such action and exercise all such rights and remedies as are reasonably available to it to cause the operator to so explore, develop, maintain and operate such portions of the Burdened Interest. Grantor shall promptly (and, unless the same are being contested in good faith and by appropriate proceedings, before the same are delinquent) pay all costs and expenses (including all taxes and all costs, expenses and liabilities for labor, materials and equipment incurred in connection with the Burdened Interests and all obligations to the holders of royalty interests and other interests affecting the Subject Leases) incurred in developing, operating and maintaining the Burdened Interests.

    4. Grantor shall revise and supplement Exhibit "A" promptly upon any increase in the Grantor's Working Interest in the Subject Lands, by purchase or otherwise, that occurs at any time prior to the first date on which Grantor has repaid in full all of the outstanding Notes, to reflect such increase. For purposes of clarification, upon any increase in Grantor's Working Interests on the Subject Lands that occurs at any time prior to the first date on which Grantor has repaid in full all of the outstanding Notes, whether or not Exhibit "A" has been updated in accordance with this paragraph 4, such increase in Working Interests shall become subject to this Overriding Royalty.

    5. Grantor shall keep full, true, and correct records of the oil, gas, and other hydrocarbons produced from or attributable to the Subject Lands each calendar month, and the portion attributable to the Overriding Royalty. Such records may be inspected by Grantee or its authorized representatives and copies made thereof at all reasonable times. Grantee shall also have, upon request, access to review all reports, data and information relating to the Subject Lands or to exploration, development, production and other operations conducted on the Subject Lands. On or before the earlier of (a) the fifth business day after Grantor's first public disclosure, by issuance of a press release or filing of a report with the Securities and Exchange Commission, of Grantor's production from the Subject Lands or other results of operations for the most recently completed fiscal quarter or fiscal year, or (b) the last day on which the Grantor can timely (without giving effect to any extensions of time permitted by Rule 12b-25 under the Securities Exchange Act of 1934) file a quarterly report on Form 10-Q or annual report on Form 10-K, as applicable, with respect to such fiscal quarter of fiscal year, Grantor shall (a) deliver to Grantee a statement (a "Production Statement") setting forth (i) the production from the Subject Lands for the most recently completed fiscal quarter, (ii) the portion of such production attributable to the Overriding Royalty, (iii) the gross proceeds ("ORRI Collected Proceeds") attributable to the sale of ORRI Hydrocarbons (and the taxes and other costs permitted to be deducted therefrom under Section 5 below) during such fiscal quarter and (iv) such other data as Grantee may reasonably request in such form as Grantee may reasonably request, and (b) make a payment to Grantee of such ORRI Collected Proceeds (less such costs permitted to be deducted therefrom under Section 5 below ) in immediately available funds by wire transfer (or such other form specified by Grantee) to such bank or location as Grantee may direct from time to time in writing. No Production Statement delivered to Grantee shall contain any information regarding the production from the Subject Lands or reserves that has not been publicly disclosed by Grantor or any other material non-public information. If any Production Statement contains, or Grantor otherwise provides Grantee, any information regarding production from the Subject Lands or reserves that has not been publicly disclosed (or any other material non-public information), Grantee shall have the right to make public disclosure of such information and Grantee shall not have any liability to Grantor, any of its subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Grantor shall not publicly disclose its results of operations for any fiscal quarter or fiscal year unless it contemporaneously publicly discloses, or prior thereto has publicly disclosed, the production from the Subject Lands for the most recently completed fiscal quarter.

    6. The Overriding Royalty shall be free of all costs, expenses, and liabilities, of whatever kind or character, except the Overriding Royalty shall bear its proportionate share of the costs charged Grantor by a third party (not an Affiliate of Grantor) for compression, dehydration and transportation that are incurred between the first point of receipt of production by such third party and the redelivery of such compressed and dehydrated production to Grantor. Specifically, but not by way of limitation, the Overriding Royalty shall never bear, either directly or indirectly, any costs, expenses or liabilities for building, constructing, acquiring, drilling, developing, producing, operating, gathering, separating, trucking, or transporting (except as set forth in the first sentence of this Section 5) or any post production expenses, related or pertaining to the Subject Lands, Subject Leases, or wells, pipelines, or other facilities or improvements situated on the Subject Lands or lands pooled therewith, or production of oil and/or gas from the Subject Lands or lands pooled therewith; provided, however, the Overriding Royalty shall bear its proportionate share of (i) the third party costs identified in the first sentence of this Section 5 and (ii) production, severance and similar taxes.

    7. Grantor agrees to execute and deliver, and, to the extent it is within Grantor's power to do so, to cause any third parties to execute and deliver, to Grantee all such other and additional instruments and to do all such further acts and things as may be necessary more fully to vest in and assure to Grantee all of the rights, titles, interests, remedies, powers and privileges herein granted or intended so to be.

    8. Exhibit "A" sets forth those certain portions, if any, of the Subject Lands that have been pooled or unitized for the production of oil, gas and/or minerals prior to the date hereof. With respect to each such existing pool or unit set forth on such Exhibit "A", and with respect to each pool or unit in which the Overriding Royalty is included, as below provided, after the date hereof, the Overriding Royalty in each portion of Subject Lands included in such pool or unit shall apply to the portion of production from such pool or unit which is attributable to such portion of Subject Lands under and by virtue of the applicable pooling and unitization agreements, designations and/or orders. From and after the date hereof, Grantor shall have the right and power to unitize or pool in good faith on customary terms any portion or portions of the Overriding Royalty with other lands in which the mineral interest thereof is owned by a person or entity other than Grantor or an Affiliate of Grantor and on which is located, or will be located, a well producing, or capable of producing, oil and/or gas in commercially paying quantities (collectively "Third Party Lands"); provided, however, Grantor shall not have the right and power to unitize or pool any portion or portions of the Overriding Royalty with any non Third Party Lands without first obtaining the prior written consent of Grantee. If pursuant to any law, rule, regulation or order of any governmental body or official, any portion of the Subject Lands is pooled or unitized in any manner, or if Grantee has joined in or agreed to any pooling or unitization, the Overriding Royalty insofar as it affects such portion of Subject Lands shall also be pooled and unitized and, in each event, the Overriding Royalty shall apply to the production which is attributable to such portion of Subject Lands under and by virtue of such pooling and unitization arrangements.

    9. Nothing herein contained shall in any way limit or restrict the right of Grantee to sell, convey, assign or mortgage (or grant a deed of trust on) the Overriding Royalty (including its rights, titles, interests, estates, remedies, powers and privileges appurtenant or incident to the Overriding Royalty under this Conveyance) in whole or in part. No change of ownership of the Overriding Royalty shall be binding upon Grantor until Grantor is furnished with copies of the original documents evidencing such change. Upon receipt by Grantor of copies of the original documents evidencing a sale, conveyance, assignment or mortgage (or grant of a deed of trust on) the Overriding Royalty, Grantor shall deal with the purchaser or assignee in place of Grantee and shall deal with the mortgagee (or the beneficiary of the deed of trust) in addition to the Grantee, and references herein to the Grantee shall thereafter also be deemed to be references to such purchaser, assignee or mortgagee (or the beneficiary of the deed of trust).

    10. If the Grantor proposes or intends to make any sale, transfer or other disposition of all or any portion of its Burdened Interest, including without limitation a proposed or intended sale, transfer or disposition of its Burdened Interest by merger, reorganization, consolidation, or by sale of all or substantially all of its assets (other than a sale, transfer or other disposition to a directly or indirectly, wholly owned subsidiary of Grantor), and such sale, transfer or other disposition will result in Grantor owning less than a fifty percent (50%) Working Interest in such Burdened Interest and/or resigning as operator of such Burdened Interest, Grantor shall so inform Grantee by notice in writing (the "Transfer Notice") describing the interest (or portion thereof) that is the subject of such proposed or intended sale, transfer or disposition (the "Offered Interest"), and the other pertinent and reasonable details of such proposed or intended sale, transfer or disposition. Grantee shall thereupon have thirty (30) days after receipt of the Transfer Notice to notify Grantor in writing that Grantee desires to participate in such sale, transfer or disposition and contribute the Overriding Royalty, or some portion thereof, as a part of the properties to be covered by such sale, transfer or disposition. Failure of Grantee to notify Grantor in writing that Grantee desires to participate in such sale, transfer or disposition within such thirty (30) day period shall be deemed an election by Grantee not to participate. If Grantee does timely submit its notice to Grantor (i) the Burdened Interest, or portion thereof that is to be covered by such sale, transfer or disposition, shall not be sold or disposed of separate and apart of the Overriding Royalty (or portion thereof as designated by Grantee in its notice) and (ii) Grantor and Grantee shall mutually agree upon the price or value that Grantee shall receive upon conclusion of such sale, transfer or disposition for the Overriding Royalty (or portion thereof) that is to be a part of the properties covered by such sale, transfer or disposition. In the event Grantor and Grantee cannot so mutually agree, Grantor and Grantee shall retain the services of a petroleum reservoir engineer experienced in the valuation of oil and gas properties employed by Miller & Lents, Ltd. (or its successors in interest) to serve as the sole arbiter of such disagreement (the "Arbiter"). In the event Miller & Lents, Ltd. (or its successor in interest) is unwilling or incapable of having one of its petroleum reservoir engineers serve as Arbiter, then Grantor and Grantee shall mutually agree on the person to serve as Arbiter, and in the event Grantor and Grantee cannot so mutually agree, the selection of the Arbiter shall be made by a federal judge sitting in the Southern District of New York in the borough of Manhattan, New York, New York, upon petition filed by either Grantor or Grantee requesting that such selection be made. The decision of the Arbiter as to such price or value Grantee shall receive shall be delivered by the Arbiter within ten (10) days of his retention, and shall be final as to Grantor and Grantee for all purposes. The costs of such Arbiter shall be borne equally by Grantor and Grantee.

    11. Grantor shall have the right without the joinder of Grantee to release, surrender and/or abandon its Burdened Interest, or any part thereof, or interest therein, even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the Overriding Royalty; provided, however, that Grantor shall not release, surrender or abandon any Burdened Interest unless and until Grantor has determined in good faith that such Burdened Interest will no longer produce in paying quantities, and provided further that, Grantor will, at least thirty (30) days prior to the release, surrender or abandonment (unless a lesser period of time governing such release, surrender or abandonment is provided for in an applicable operating agreement entered into by and between Grantor and a person or entity that is not an Affiliate of Grantor, in which case at least the number of days provided for in such lesser time period) of any Burdened Interest, or any part thereof or interest therein, notify Grantee (in writing, giving a description of each Burdened Interest, or part thereof or interest therein, proposed to be released, surrendered or abandoned, and the date upon which such release, surrender or abandonment is projected to occur) and, if Grantee shall so request, Grantor shall assign to Grantee the interests proposed to be released, surrendered or abandoned, together with the interest attributable to the Burdened Interests in all equipment located thereon or used in connection therewith; provided further that, in the event of such an assignment from Grantor to Grantee, Grantee shall pay to Grantor the salvage value of any equipment so conveyed by Grantor to Grantee.

    12. Without prior written notice to Grantee providing Grantee with the opportunity to acquire the affected interest of Grantor at no additional cost to Grantee other than assumption by Grantee of the obligations of Grantor pertaining to the affected interest, Grantor shall not elect to be a non-participating party (whether pursuant to an operating agreement or other agreement or arrangement, including without limitation, non-consent rights and obligations imposed by statute and/or regulatory agency) with respect to any drilling, deepening, plugging back, reworking, sidetracking or completion (or other) operation on any Burdened Interest or elect to be an abandoning party with respect to a well located on any Burdened Interest; provided, however, if such direct acquisition by Grantee would be prohibited by the applicable operating agreement or other agreement or arrangement and Grantee has timely notified Grantor that Grantee elects to acquire such affected interest, Grantor agrees to use its best efforts as are reasonable under the circumstances to enter into a mutually satisfactorily contractual arrangement with Grantee that would allow Grantee to indirectly acquire such affected interest, or have the same economic consequences of ownership of such affected interest, and not be in violation or breach of such applicable operating agreement or other agreement or arrangement. Grantor agrees to provide such prior written notice to Grantee as soon as is reasonably possible in order to afford Grantee as much time as reasonably possible to respond. Such prior written notice shall include information advising Grantee of the time period required by the applicable operating agreement, other agreement or arrangement for response on this matter, and failure on the part of Grantee to notify Grantor of its election to acquire such affected interest within such time period shall be deemed an election by Grantee to not acquire such affected interest. Notwithstanding anything to the contrary contained herein, Grantor shall not elect, as to any Burdened Interest, to be a non-participating party with respect to any operation contemplated in this Section 11 in the event Grantor or any Affiliate of Grantor will also be a participating party in such operation.

     13. The Overriding Royalty shall apply to all renewals, extensions and other similar arrangements (and/or interests therein) of the Subject Leases insofar as they cover Subject Lands. A new lease taken before the expiration of the existing Subject Lease which it replaced or within one (1) year after expiration of such Subject Lease, and covering the same interest (or any part thereof) that was covered by the Subject Lease, shall be considered a renewal or extension for the purposes hereof. Additionally, the Overriding Royalty shall continue in force and effect and not be extinguished in the event Grantor acquires the mineral estate covered by a Subject Lease and thereafter releases such Subject Lease.

    14. The agreements and obligations of Grantor in paragraphs 8, 10, and 12 above shall not be covenants running with the land and shall be personal agreements and obligations of Grantor and any Affiliate of Grantor that shall terminate upon a sale, transfer or disposition of Grantor's Burdened Interest to a third party that is not an Affiliate of Grantor. All other covenants and agreements of Grantor herein contained shall be deemed to be covenants running with the Burdened Interest. All of the provisions hereof shall inure to the benefit of Grantee and its successors and assigns.

    15. All communications required or permitted to be given under this Conveyance shall be in writing and shall be given by registered or certified mail, postage prepaid or telecopy, or by personal service (including express or courier service), and addressed to the addresses specified at the beginning of this Conveyance (or to such other address or telecopy number as may be designated in writing in accordance herewith). Notices shall be deemed given upon receipt.

    16. This Conveyance is being executed in several counterparts, all of which are identical, except that, to facilitate recordation, in certain counterparts hereof only that portion of Exhibit "A" which contains specific descriptions of the Subject Lands located in the recording jurisdiction in which the counterpart is to be recorded shall be included, and all other portions of Exhibit "A" shall be included by reference only. Complete copies of this Conveyance containing the entire Exhibit "A" have been retained by Grantor and Grantee. All of such counterparts together shall constitute but one and the same instrument.

    17. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS CONVEYANCE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE OVERRIDING ROYALTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE OVERRIDING ROYALTY) NECESSARILY OR, IN THE SOLE DISCRETION OF GRANTEE, APPROPRIATELY GOVERNS, WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND VESTING OF THE OVERRIDING ROYALTY, AND OTHER RIGHTS AND REMEDIES OF THE GRANTEE GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE OVERRIDING ROYALTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE. GRANTOR AND GRANTEE HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. GRANTOR AND GRANTEE HEREBY IRREVOCABLY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENT TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS SHOWN ABOVE FOR SUCH PARTY, AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE PARTIES ACKNOWLEDGE THAT GRANTEE HAS AN OFFICE IN THE STATE OF NEW YORK AND HAS MADE PAYMENTS TO GRANTOR FROM ITS BANK ACCOUNT LOCATED IN THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS CONVEYANCE OR ANY TRANSACTION CONTEMPLATED HEREBY.

    IN WITNESS WHEREOF, this Corrected Conveyance of Overriding Royalty Interest is executed as of the 7th day of April 2008, effective as of 7 o'clock a.m. local time at the location of the Subject Lands on September 25, 2007 (the "Effective Time"), as a correction and replacement of the Conveyance of Overriding Royalty Interest dated April 1, 2008, but effective as of the Effective Time.

               [SIGNATURES AND ACKNOWLEDGEMENT PAGES TO FOLLOW]
#

                                           "GRANTOR"

                                           SOUTH TEXAS OIL COMPANY


                                           By:  ____________________________
                                             Name:
                                             Title:




                                           "GRANTEE"

                                           THE LONGVIEW FUND, L.P.

                                           By: Viking Asset Management, LLC
                                           Its:  Investment Adviser

                                           By:   ___________________________
                                             Name: S. Michael Rudolph
                                             Title:Chief Financial Officer



STATE OF TEXAS                   )
                                     )  ss:
CITY AND COUNTY OF _____________     )

    The foregoing instrument was acknowledged before me on this ___ day of April, 2008, by _____________, _______________ of South Texas Oil Company, a
Nevada corporation, as the act and deed and on behalf of said corporation.



				    __________________________________
                                    Notary Public, State and County of
         [SEAL]
                		    __________________________________
                                                      (printed name)

My commission expires:

STATE OF                     )
                             ) ss:
COUNTY OF                    )

    The foregoing instrument was acknowledged before me on this ___ day of April, 2008, by S. Michael Rudolph as Chief Financial Officer of Viking Asset Management, LLC, a California limited liability company, as Investment Adviser for The Longview Fund, L.P., a California limited partnership, as the act and deed and on behalf of said limited partnership.


				    __________________________________
                                    Notary Public, State and County of
         [SEAL]
                		    __________________________________
                                                      (printed name)

My commission expires:

                                  EXHIBIT "A"

                          [DESCRIPTION OF PROPERTIES]


See attached.

                            SOUTH TEXAS OIL COMPANY



                                  EXHIBIT "A"


                        OIL AND GAS LEASEHOLD EXHIBITS


                            LOGAN COUNTY, COLORADO


                         OIL AND GAS LEASES IN A UNIT




MARILEE STATE 11-16 WELL (37.5% WORKING INTEREST, 32.0625% NET REVENUE INTEREST) (API: 05-075-09358-00)


1. Oil and Gas Lease No. 8528.5 dated August 16, 2005 between the State of Colorado, acting by and through the State Board of Land Commissioners, as Lessor, and Doud Land Company LLC, as Lessee, recorded as Document #681281 in Book 969, Page 354, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 16: All

      Containing 640.00 acres, more or less.







DOUD 11-4 WELL (37.5% WORKING INTEREST, 30.75% NET REVENUE INTEREST) (API: 05-075-09359-00)


2. Oil and Gas Lease (Paid-Up) dated April 15, 2005, between Julie Casement Campbell, as Lessor, and Doud Land Company, LLC, as Lessee, recorded as Document #670327 in Book 958, Page 383, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 4: All

      Section 5: E/2, SW/4

      Section 8: All

      TOWNSHIP 12 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 32: S/2

      Containing 2,090.12 acres, more or less.


3. Oil and Gas Lease (Paid-Up) dated April 15, 2005, between Leon R. Thompson & Lorraine L. Thompson, H&W, as Lessor, and Doud Land Company, LLC, as Lessee, recorded as Document #670328 in Book 958, Page 384, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 4: All

      Section 5: E/2, SW/4

      Section 8: All

      TOWNSHIP 12 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 32: S/2

      Containing 2,090.12 acres, more or less.

DOUD 43-5 WELL (37.5% WORKING INTEREST, 30.75% NET REVENUE INTEREST) (API: 05-075-09360-00)


2. Oil and Gas Lease (Paid-Up) dated April 15, 2005, between Julie Casement Campbell, as Lessor, and Doud Land Company, LLC, as Lessee, recorded as Document #670327 in Book 958, Page 383, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 4: All

      Section 5: E/2, SW/4

      Section 8: All

      TOWNSHIP 12 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 32: S/2

      Containing 2,090.12 acres, more or less.

NOTE: THIS IS THE SAME LEASE AS IN THE DOUD 11-4 WELL



3. Oil and Gas Lease (Paid-Up) dated April 15, 2005, between Leon R. Thompson & Lorraine L. Thompson, H&W, as Lessor, and Doud Land Company, LLC, as Lessee, recorded as Document #670328 in Book 958, Page 384, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 4: All

      Section 5: E/2, SW/4

      Section 8: All

      TOWNSHIP 12 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 32: S/2

      Containing 2,090.12 acres, more or less.

NOTE: THIS IS THE SAME LEASE AS IN THE DOUD 11-4 WELL

                            LOGAN COUNTY, COLORADO


                       OIL AND GAS LEASES NOT IN A UNIT


4. Oil and Gas Lease No. 9158.7 dated May 15, 2007, between the State of Colorado, acting by and through the State Board of Land Commissioners, as Lessor, and Wells Petroleum, Inc., as Lessee, recorded as Document #684216 in Book 972, Page 293, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 34: NW/4

      Containing 160.00 acres, more or less; including 60.00 net mineral acres.




5. Oil and Gas Lease No. 9155.7 dated May 15, 2007, between the State of Colorado, acting by and through the State Board of Land Commissioners, as Lessor, and Wells Petroleum, Inc., as Lessee, recorded as Document #684214 in Book 972, Page 291, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 29: SE/4

      Containing 160.00 acres, more or less; including 60.00 net mineral acres.



6. Oil and Gas Lease No. 9156.7 dated May 15, 2007, between the State of Colorado, acting by and through the State Board of Land Commissioners, as Lessor, and Wells Petroleum, Inc., as Lessee, recorded as Document #684217 in Book 972, Page 294, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 32: W/2, S/2SE/4, NE/4NE/4

      Containing 440.00 acres, more or less; including 165.00 net mineral acres.



7. Oil and Gas Lease No. 9157.7 dated May 15, 2007, between the State of Colorado, acting by and through the State Board of Land Commissioners, as Lessor, and Wells Petroleum, Inc., as Lessee, recorded as Document #684215 in Book 972, Page 292, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 33: NE/4SW/4

      Containing 40.00 acres, more or less; including 15.00 net mineral acres.



8. Oil and Gas Lease (Paid-Up) dated January 16, 2007, between Chimney Canyon Grazing Association, a Colorado Corporation, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #681876 in Book 969, Page 949, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 22: E/2

      Section 26: SE/4

      Containing 480.00 acres, more or less; including 180.00 net mineral acres.



9. Oil and Gas Lease (Paid-Up) dated September 26, 2006, between Chimney Canyon Grazing Association, a Colorado Corporation, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #679473 in Book 967, Page 529, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 9: S/2

      Section 10: W/2

      Containing 640.00 acres, more or less; including 240.00 net mineral acres.



10. Oil and Gas Lease (Paid-Up) dated September 26, 2006, between Chimney Canyon Grazing Association, a Colorado Corporation, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #679472 in Book 967, Page 528, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 17: S/2

      Section 21: N/2

      Containing 640.00 acres, more or less; including 240.00 net mineral acres.



11. Oil and Gas Lease (Paid-Up) dated January 16, 2007, between Chimney Canyon Grazing Association, a Colorado Corporation, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #681877 in Book 969, Page 950, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 19: E/2, E/2NW/4

      Section 20: All

      Containing 1,040.00 acres, more or less; including 390.00 net mineral acres.



12. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between John Gaims, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680397 in Book 968, Page 461, as amended by Correction of Description in Lease, recorded as Document #682577 in Book 970, Page 652, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less.




13. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between Helen Gaims, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680396 in Book 968, Page 460, as amended by Correction of Description in Lease, recorded as Document #682574 in Book 970, Page 649, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

Containing 11,120.00 acres, more or less.



14. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between Thomas Gaims, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680395 in Book 968, Page 459, as amended by Correction of Description in Lease, recorded as Document #682580 in Book 970, Page 655, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less.



15. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between Sally Gaims Light, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680401 in Book 968, Page 465, as amended by Correction of Description in Lease, recorded as Document #682580 in Book 970, Page 650, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less.




16. Oil and Gas Lease (Paid-Up) dated December 12, 2006, between Arthur Ben Guerrero, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680394 in Book 968, Page 458, as amended by Correction of Description in Lease, recorded as Document #682576 in Book 970, Page 651, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less.



17. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between Barbara Guerrero, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680393 in Book 968, Page 457, as amended by Correction of Description in Lease, recorded as Document #682572 in Book 970, Page 647, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less.



18. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between Peter Marc Guerrero, as Lessor (executed by Carmen Guerrero as Executor of the Estate), and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680589 in Book 968, Page 656, as amended by Correction of Description in Lease, recorded as Document #682579 in Book 970, Page 654, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4



      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less.




19. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between Susan Guerrero, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680392 in Book 968, Page 456, as amended by Correction of Description in Lease, recorded as Document #682573 in Book 970, Page 648, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less.



20. Oil and Gas Lease (Paid-Up) dated December 1, 2006, between Trust A under the March 2, 1971 Will of Nancy Smith Gaims as amended on November 24, 1976, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680398 in Book 968, Page 462, as amended by Correction of Description in Lease, recorded as Document #682578 in Book 970, Page 653, covering the lands described below:

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 6: SE/4

      Section 7: NE/4, N/2SE/4, SW/4SE/4, SW/4

      Section 17: S/2, NW/4, W/2NE/4, NE/4NE/4

      Section 18: SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4

      Section 19: N/2

      Section 20: N/2, S/2SE/4, NE/4SE/4, SE/4SW/4

      Section 21: NW/4

      Section 29: E/2, SW/4

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 14: W/2, SE/4SE/4

      Section 15: All

      Section 17: N/2

      Section 18: SE/4,  E/2NE/4, SE/4NW/4, SW/4NE/4, E/2SW/4

      Section 19: NE/4SW/4, E/2, E/2NW/4, S/2SW/4

      Section 20: All

      Section 21: S/2

      Section 22: W/2

      Section 23: All

      Section 24: All

      Section 25: N/2

      Section 26: N/2, SW/4

      Section 27: All

      Section 28: All

      Section 29: N/2, SW/4

      Section 34: NE/4

      Section 35: All

      Containing 11,120.00 acres, more or less. The foregoing leases identified as Nos. 12-20 collectively include 4,170.00 net mineral acres.



21. Oil and Gas Lease (Paid-Up) dated May 10, 2006, between Leon R. Thompson & Lorraine L. Thompson, as Lessor, and Doud Oil and Gas Company, LLC, as Lessee, recorded as Document #680400 in Book 968, Page 464, as amended by Correction of Description in Lease recorded as Document #682857 in Book 970, Page 932, covering the lands described below:

      TOWNSHIP 12 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 33: NE/4

      Section 34: W/2

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 2: S/2S/2 lying south and west of cliffs

      Section 3: SW/4, NW/4, NW/4NE/4, SE/4 lying south and west of cliffs

      Section 6: E/2, E/2W/2

      Section 7: E/2

      Section 9: N/2

      Section 10: E/2

      Section 11: All

      Section 19: S/2SW/4

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 30: E/2

      TOWNSHIP 11 NORTH - RANGE 55 WEST, 6TH P.M.

      Section 11: SW/4

      Section 13: N/2, SW/4

      Section 14: S/2

      Section  20:  N/2S/2,  SE/4SW/4,  S/2SE/4, SE/4SE/4NW/4, S/2SW/4SE/4NW/4,
      S/2SW/4NE/4, S/2SE/4NE/4

      Section 21: S/2

      Section 22: S/2NE/4NW/4, SE/4NW/4,  S/2NW/4NE/4,  S/2NE/4, N/2SE/4, SW/4,
      S/2SE/4

      Section 23: All

      Section 24: W/2W/2

      Section 27: N/2

      Containing 6,705.00 acres, more or less.



22. Oil and Gas Lease (Paid-Up) dated November 10, 2006, between Casement Properties, LLC, as Lessor, and Doud Oil & Gas Company, LLC, as Lessee, recorded as Document #680399 in Book 968, Page 463, as amended by Correction of Description in Lease recorded as Document #682858 in Book 970, Page 933, covering the lands described below:

      TOWNSHIP 12 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 33: NE/4

      Section 34: W/2

      TOWNSHIP 11 NORTH - RANGE 54 WEST, 6TH P.M.

      Section 2: S/2S/2 lying south and west of cliffs

      Section 3: SW/4, NW/4, NW/4NE/4, SE/4 lying south and west of cliffs

      Section 6: E/2, E/2W/2

      Section 7: E/2

      Section 9: N/2

      Section 10: E/2

      Section 11: All

      Section 19: S/2SW/4

      TOWNSHIP 11 NORTH - RANGE 53 WEST, 6TH P.M.

      Section 30: E/2

      TOWNSHIP 11 NORTH - RANGE 55 WEST, 6TH P.M.

      Section 11: SW/4

      Section 13: N/2, SW/4

      Section 14: S/2

      Section  20: N/2S/2, SE/4SW/4,  S/2SE/4,  SE/4SE/4NW/4,  S/2SW/4SE/4NW/4,
      S/2SW/4NE/4, S/2SE/4NE/4

      Section 21: S/2

      Section 22:  S/2NE/4NW/4,  SE/4NW/4, S/2NW/4NE/4, S/2NE/4, N/2SE/4, SW/4,
      S/2SE/4

      Section 23: All

      Section 24: W/2W/2

      Section 27: N/2

      Containing 6,705.00 acres, more or less. The foregoing leases identified as Nos. 21-22 collectively include 2514.375 net mineral acres.

                               END OF EXHIBIT